SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): MAY 19, 2004

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                              BLACK BOX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                        0-18706                     95-3086563
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)


1000 PARK DRIVE
LAWRENCE, PENNSYLVANIA                                        15055
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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     On May 19, 2004,  Black Box Corporation  issued a press release  announcing its financial results for the quarter and year ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BLACK BOX CORPORATION



Date:  May 19, 2004           By:  /s/ Michael McAndrew
                              -------------------------------------------
                                   Michael McAndrew
                                   Chief Financial Officer, Treasurer and
                                   Principal Accounting Officer

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                                  EXHIBIT INDEX

Exhibit Number           Description
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99.1                     Press Release dated May 19, 2004



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